UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 1, 2017
SEARS HOMETOWN AND OUTLET STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35641	80-0808358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Trillium Boulevard, Suite 501 Hoffman Estates, Illinois		60192
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 286-7000
(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.  Sears Hometown and Outlet Stores, Inc. (the “Company” or “we”) relies on certain of Sears Holdings Corporation’s computer and communications hardware and software systems (such as the payment data system used by the Company and its dealers and franchisees) and related security systems through a Services Agreement to collect, process, and store a large amount of customer and other information, including financial information and sensitive personal information. On June 1, 2017 we learned from a Sears Holdings blog post that certain Kmart store payment data systems operated by Sears Holdings had been infected with a malicious code and that Kmart had removed the code, contained the event, and launched a full investigation working with leading third-party forensic experts to review Sears Holdings’s systems and secure the affected part of its network.  The Sears Holdings news release stated that, “Based on the forensic investigation, NO PERSONAL identifying information (including names, addresses, social security numbers, and email addresses) was obtained by those criminally responsible. However, we believe certain credit card numbers have been compromised.” Also on June 1 the Company was advised by Sears Holdings that it had no reason to believe that the Company’s payment data systems provided by Sears Holdings were affected.  The Company will continue to monitor the situation (including seeking additional information from Sears Holdings) and take appropriate actions as they become necessary.  See the risk factor entitled, “If we do not maintain the security of our customer, associate and company information, we could damage our reputation, incur substantial additional costs and become subject to litigation.” that is included in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based upon the current beliefs and expectations of the Company’s management. The forward-looking statements are subject to risks, uncertainties, and assumptions, many of which are beyond the Company’s control. Additional information concerning other factors is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017 and subsequent filings with the SEC. The Company intends the forward-looking statements to speak only as of when made and, except as required by law, the Company will not update or revise the forward-looking statements as more information becomes available.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ CHARLES J. HANSEN
Charles J. Hansen
Vice President, General Counsel, and Secretary

Date: June 1, 2017